UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) July 30, 1999
                                                        -------------


                         STAR MARKETS COMPANY, INC.
                         --------------------------
           (Exact name of registrant as specified in its charter)

                                MASSACHUSETTS
                                -------------
       (State or other jurisdiction of incorporation or organization)

              33-86690                          04-3243710
              --------                          ----------
      (Commission File Number)    (I.R.S. Employer Identification Number)

  625 MT. AUBURN STREET, CAMBRIDGE, MA                   02138
  ------------------------------------                   -----
(Address of principal executive offices)               (Zip Code)

                               (617) 528-2550
                               --------------
            (Registrant's telephone number, including area code)


                                    NONE
                                    ----
            (Former name, former address and former fiscal year,
                        if changed since last report)


                         STAR MARKETS COMPANY, INC.

Item 4.  Changes in Registrant's Certifying Accountant

On August 16, 1999, the Registrant notified Ernst & Young, LLP ("E&Y") that they were dismissed as the Registrants' independent auditors as a result of the previously reported Change in Control.

The Registrant and E&Y have not, in connection with the audit of the Registrant's financial statements for each of the prior two years ended January 30, 1999 and January 31, 1998 or for any subsequent interim period prior to and including August 16, 1999, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports.

The reports of E&Y on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by the Registrant's board of directors.

On August 16, 1999, the Registrant appointed PricewaterhouseCoopers LLP its independent accountant and PricewaterhouseCoopers LLP accepted such appointment.

The Registrant had no relationship with PricewaterhouseCoopers LLP required to be reported pursuant to Regulation S-K item 304(a)(2) during the two fiscal periods ended January 30, 1999 and January 31, 1998, or the subsequent interim period prior to and including August 16, 1999.


Item 5.  Other Events

On July 30, 1999 the Notice of Change of Control Relating to Star Markets Company, Inc. 13% Senior Subordinated Notes Due November 1, 2004 was issued to the Holders of such Notes. As a result of the change in control, each Holder of a Note has the right to require the Company to purchase all or any part of the Holder's Notes on the change of control repurchase date of August 31, 1999 at a repurchase price in cash equal to 101% of the principal amount plus any unpaid interest.

In the event a Holder of Notes does not exercise the right to require the Company to purchase the Notes at August 31, 1999, each note will remain outstanding in accordance with the Indenture. Under the terms of the Indenture, the Company has the right to redeem the Notes beginning on November 1, 1999 for a price equal to 106.5% of the principal amount of the Notes. It is the intention of the Company to repurchase the Notes on November 1, 1999 for the redemption price of 106.5%.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

          Exhibits    Description of Exhibits
          --------    -----------------------

            10(t) Letter from Ernst & Young LLP to the Securities and Exchange Commission.
            10(u) Notice of Change in Control relating to Star Markets Company, Inc. 13% Senior Subordinated Notes due November 1, 2004.


                         STAR MARKETS COMPANY, INC.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Star Markets Company, Inc.
                                       --------------------------
                                               (Company)

Date:  August 19, 1999                 By: /s/ John Flaherty
                                           ----------------------
                                           John Flaherty
                                           Treasurer, chief
                                           accounting officer